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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 2007

COMMISSION            REGISTRANT; STATE OF INCORPORATION;       IRS EMPLOYER
FILE NUMBER              ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.
-----------              -----------------------------        ------------------


                            CMS ENERGY CORPORATION
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
  1-9513                        (517) 788-0550                   38-2726431

                           CONSUMERS ENERGY COMPANY
                           (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                            JACKSON, MICHIGAN 49201
  1-5611                        (517) 788-0550                   38-0442310


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2007, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the first quarter of 2007 and reaffirmed its guidance for 2007 and 2008 adjusted earnings. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

99.      CMS Energy Corporation News Release dated May 3, 2007


This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K and Consumers' Form 10-K for the Year Ended December 31, 2006 (CMS Energy's and Consumers' "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                             CMS ENERGY CORPORATION

Dated:  May 3, 2007

                                             By:  /s/ Thomas J. Webb
                                                  -----------------------------
                                                  Thomas J. Webb
                                                  Executive Vice President and
                                                  Chief Financial Officer


                                             CONSUMERS ENERGY COMPANY

Dated:  May 3, 2007

                                             By:  /s/ Thomas J. Webb
                                                  -----------------------------
                                                  Thomas J. Webb
                                                  Executive Vice President and
                                                  Chief Financial Officer